SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        July 24, 2003

BANK ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15323	31-0738296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank One Plaza, Chicago, IL	60670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    312-732-4000

Item 5.    Other Events and Regulation FD Disclosure

On July 24, 2003, the Registrant issued a joint news release with J.P. Morgan Chase & Co. announcing its agreement to sell its Corporate Trust Services business to JPMorgan Institutional Trust Services. A copy of the news release is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits.

Exhibit Number		Description of Exhibits

99	(a)	Registrant’s July 24, 2003 joint news release with J.P. Morgan Chase & Co. announcing its agreement to sell its Corporate Trust Services business to JPMorgan Institutional Trust Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK ONE CORPORATION (Registrant)

Date: July 24, 2003	By:	/S/ HEIDI MILLER

Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Description of Exhibits

99	(a)	Registrant’s July 24, 2003 joint news release with J.P. Morgan Chase & Co. announcing its agreement to sell its Corporate Trust Services business to JPMorgan Institutional Trust Services.